                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 22, 2000


                            MRV COMMUNICATIONS, INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                                           06-1340090
(STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)


          8943 FULLBRIGHT AVE
            CHATSWORTH, CA                                      91311
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


                    ISSUER'S TELEPHONE NUMBER: (818)767-9044


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events

        On February 22, 2000, MRV Communications, Inc. issued a press release announcing its financial results at, and for the three months and year ended, December 31, 1999 and the acquisition of Fiber Optic Communications, Inc. A copy of that press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference


Item 7.  Financial Statements and Exhibits

        (c) Exhibits

              99.1          Press Release dated February 22, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date: February 23, 2000

                                        MRV COMMUNICATIONS, INC.



                                        By: /s/ EDMUND GLAZER
                                           -----------------------------------
                                           Edmund Glazer
                                           Executive Vice President Finance
                                           and Administration
                                           and Chief Financial Officer











                                        3